UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 6, 2014

DINAMO CORP.

(Exact name of Registrant as specified in its charter)

Nevada	333-189550	33-1227831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 35 Frensham Walk, Farnham Common, Slough,

Buckinghamshire SL2 3QF, UK

dinamocorp@gmail.com

Phone: + 44 161 2983401

DINAMO CORP.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 6, 2014, Dinamo Corp. (the “Registrant”) was informed by Goldman Accounting Services CPA, PLLC that it was resigning as the Registrant’s independent registered public accounting firm. On June 6, 2014, the Registrant retained DKM Certified Public Accountants as its principal independent accountants. The decision to retain DKM Certified Public Accountants as the principal independent accountants was approved by the Registrant’s Board of Directors.

The Termination of Goldman Accounting Services CPA, PLLC

Goldman Accounting Services CPA, PLLC was the independent registered public accounting firm for the Registrant from April 23, 2013 until June 6, 2014. Goldman Accounting Services CPA, PLLC’s reports on the Registrant’s financial statements for the period from Inception (March 25, 2013) to June 6, 2013 did not (a) contain an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Goldman Accounting Services CPA, PLLC, our former auditor, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. The reports of Goldman Accounting Services CPA, PLLC, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern. None of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K occurred during the period in which Goldman Accounting Services CPA, PLLCserved as the Registrant’s principal independent accountants.

The Registrant has provided Goldman Accounting Services CPA, PLLCwith a copy of this disclosure and has requested that Goldman Accounting Services CPA, PLLCfurnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Goldman Accounting Services CPA, PLLCaddressed to the Securities and Exchange Commission dated June 23, 2014 is filed as Exhibit 16.2 to this Current Report on Form 8-K.

The Engagement of DKM Certified Public Accountants

During the two most recent fiscal years and through the interim period prior to June 6, 2014, the date that DKM Certified Public Accountantswas retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult DKM Certified Public Accountants regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by DKM Certified Public Accountants that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult DKM Certified Public Accountantsregarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter, dated June 10, 2014, from Goldman Accounting Services CPA, PLLC to the Securities and Exchange Commission.(1)

16.2	Letter, dated June 23, 2014, from Goldman Accounting Services CPA, PLLC to the Securities and Exchange Commission.

 _______________

(1) Incorporated by reference to Registrant’s Current Report on Form 8-K filed on June 12, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DINAMO CORP.

Date: June 23, 2014	By	/s/ Jolanta Gajdzis
	Name:	Jolanta Gajdzis
	Title:	President and Chief Executive Officer and Chief Financial Officer

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